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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 2001
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                              (February 21, 2001)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              Oklahoma                     1-13726               73-1395733
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    (State or other jurisdiction    (Commission File No.)      (IRS Employer
          of incorporation)                                  Identification No.)


     6100 North Western Avenue, Oklahoma City, Oklahoma               73118
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       (Address of principal executive offices)                     (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  Other Events

         On February 20, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting record results for fourth quarter and full year 2000.


ITEM 7.  Financial Statements and Exhibits

  (c)    Exhibits. The following exhibit is filed herewith:

  99.    Press Release issued by the Registrant on February 20, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               CHESAPEAKE ENERGY CORPORATION



                                               By: /s/ Aubrey K. McClendon
                                                  ------------------------------
                                                        Aubrey K. McClendon
                                                     Chairman of the Board and
                                                      Chief Executive Officer

Dated:  February 21, 2001



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
------             -----------
99                Press Release issued by the Registrant on February 20, 2001.



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